SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: September 19, 2003
                        (Date of earliest event reported)


                               PRETORY USA, INC.
             (Exact name of registrant as specified in its charter)



    Nevada                        000-28597                         33-0780055
--------------------------------------------------------------------------------
(State or other                 (Commission                        (IRS Employer
 jurisdiction of                File Number)                      Identification
 incorporation)                                                       Number)


437 Russell Avenue, Suffield, Connecticut                              06078
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number including area code                 860-668-6644


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

     (a) (1) (i) On September 19, 2003, the Registrant received notification from BDO Gendrot, an affiliate of BDO Seidman, that as a result of an investigation conducted by BDO Seidman in connection with the relisting process of Registrant and of the decision of BDO Seidman to stop performing its services for such purposes, it had no other choice than to cease its client-auditor relationship with Registrant and Registrant's French subsidiary (the "Subsidiary"). Accordingly, BDO Gendrot resigned as Registrant's independent auditors. In its September 19, 2003 notification to Registrant, BDO Gendrot, though not withdrawing their prior statutory certifications for the Registrant's 99.7% owned Subsidiary, expressed concerns about management's integrity which resulted in their inability to rely on representations made during the course of their engagement. BDO Gendrot had certified the statutory financial statements of the Subsidiary, as required by the laws of France, for the years ended December 31, 2000, 2001 and 2002. The Subsidiary represented the entire operations of Registrant.

     (ii) In connection with the audit for the years ended December 31, 2001 and December 31, 2002, and through the date of this report, there were no disagreements with BDO Gendrot on any matters of, uncertainty, accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with any report filed. In this regard, BDO Gendrot was not required under French law, and did not file, any report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

     (c)  Exhibits

          16. Letter from BDO Gendrot required by Item 304(a)(3) of Regulation S-K (to be filed by amendment).

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PRETORY USA, INC.

                                          By:  /s/ William Buck
                                               ----------------
                                                   William Buck
                                                   Chief Executive Officer


Dated: October 8, 2003